Derivative Instruments and Collections on Behalf of Third Parties (Details) - Schedule of Hedging Transactions - 12 months ended Dec. 31, 2023 - Forward [Member] $ / shares in Thousands, $ in Millions	COP ($) $ / shares	COP ($) $ / shares
Derivative Instruments and Collections on Behalf of Third Parties (Details) - Schedule of Hedging Transactions [Line Items]
Nature of risk hedged	Exchange rate	Exchange rate
Hedged item	Trade payables	Trade payables
Rate of hedged item	USD/COP	USD/COP
Average rates for hedge instruments | (per share)	$ 4,204,540	$ 1
Fair value	$ 5,488	$ 5,488